Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to Section906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Hipso Multimedia, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that the Quarterly Report on Form 10-Q for the quarter ended May 31, 2009 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 13, 2009

By:  /s/ Alex Kestenbaum

Alex Kestenbaum

Principal Financial Officer